                                                                    EXHIBIT 99.1

For Immediate Release                                   Contact:  John D. White
                                                                  (316) 264-8899
Lone Star Steakhouse & Saloon, Inc.                             Nasdaq:   STAR
First Quarter Preliminary Unaudited Earnings Release
Wichita, Kansas                                                  April 11, 2003

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary  unaudited operating results for the twelve week first quarter ended
March 25, 2003.

Net income from  continuing  operations  for the first quarter was $8,730,000 or
$.41 per share  ($.36  diluted)  down from  $12,719,000  or $.53 per share ($.46 diluted) last year.

Included  in income from  continuing  operations  for both the first  quarter of fiscal 2003 and 2002 was non-cash stock  compensation  of $393,000 and $809,000, respectively,  which net of applicable  income taxes, had the effect of reducing net income by $196,000 and $354,000, respectively.

Revenue  from  continuing   operations   decreased  2.3%  to  $144,478,000  from
$147,908,000.

First quarter  comparable  store sales growth  (decline) was (2.9)% for domestic
Lone Star  Steakhouse & Saloon  restaurants,  (0.6)% for  Sullivan's  Steakhouse restaurants and 3.4% for Del Frisco's Double Eagle Steak House restaurants.  Del
Frisco's  comparable  sales growth  continues to be driven by increased sales in the New York restaurant. Excluding New York, Del Frisco's comparable store sales were (7.8)% for the quarter.  Australian  comparable store sales were (4.5)% for the quarter.

Lone Star's Chief Executive Officer,  Jamie Coulter,  stated, "In this difficult environment,  I am proud of our  Company's  performance.  Please  note that last year's first  quarter  included the  lucrative  New Year's Eve sales and profits that are not included in the first quarter of 2003.  Thus far this year, we have been  negatively  impacted by general  economic  conditions and severe  weather.
Additionally, beef prices have increased significantly compared to early 2002."

In  December  2002,  the FASB  issued  SFAS No. 148  Accounting  for Stock Based
Compensation   Transition  and  Disclosure,   an  amendment  of  SFAS  No.  123.
Accordingly,  effective  with the first  quarter  of fiscal  2002,  the  Company changed  its  method  of  accounting  as the  Company  adopted  the  fair  value recognition provision of SFAS No. 123 for employee stock based compensation. The
Company  now  values  stock  options  based  upon an  option  pricing  model and recognizes  their value as an expense over the period in which options vest. The
Company elected to apply the retroactive  restatement method as provided in SFAS
No.  148 and as a result  all prior  periods  presented  have been  restated  to reflect the  compensation  expense that would have been  recognized had SFAS No.
123 been applied to all awards  granted to employees  after January 1, 1995. The effect of this change was to increase  net income  $16,019,000  ($0.66 per share for  basic  earnings  and $.60 per  share for  diluted  earnings)  for the first quarter of fiscal 2002.

In addition,  during the first quarter of fiscal 2002,  the Company  adopted the provisions of SFAS No. 142,  Goodwill and Other Intangible Assets requiring that goodwill and intangible assets deemed to have indefinite lives will no longer be amortized. The application of the impairment provisions resulted in a charge for the cumulative effect of an accounting change $318,000 or $.02 per share, net of income taxes of $190,000 to reflect  impairment of certain  goodwill  related to
Australian investments.

During 2002, the Company adopted SFAS No. 144 as required,  and as a result, the operations of certain  restaurants have been reclassified to income or loss from discontinued operations on a historical basis.

On April 8, 2003, Lone Star Steakhouse & Saloon,  Inc.  announced that the Board of Directors  declared the Company's  quarterly cash dividend of $.165 per share payable May 2, 2003 to shareholders of record on April 18, 2003.

For interested parties,  there will be a conference call with management at 9:00
AM Central Time on Monday, April 14, 2003 to discuss this first quarter earnings release.  The  call in  number  is  (800)-219-6346.  A  recorded  replay  of the conference  call will be available from 12:00 PM on April 14, 2003 thru midnight
April 28, 2003. The replay call in number is (706)-645-9291 and the confirmation code is 9737878. A listen only connection to the conference call, as well as the replay,  will be  available  on the  internet  through  the  Company's  website,
www.lonestarsteakhouse.com.

Lone  Star  owns and  operates  249  domestic  and 20  international  Lone  Star
Steakhouse & Saloon restaurants; 15 Sullivan's Steakhouse restaurants;  five Del
Frisco's Double Eagle Steak House  restaurants and one Frankie's  Italian Grille restaurant.  Licensees  operate three domestic and one  international  Lone Star restaurants, and one domestic Del Frisco's Double Eagle Steak House restaurant.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE  SECURITIES  EXCHANGE ACT OF 1934,  AS AMENDED.  ALTHOUGH THE COMPANY
BELIEVES THE ASSUMPTIONS  UNDERLYING THE  FORWARD-LOOKING  STATEMENTS  CONTAINED
HEREIN,  INCLUDING  2003  OPERATING  PERFORMANCE,  AND  COMPARABLE  SALES OF THE
COMPANY,  ARE  REASONABLE,  ANY OF THE  ASSUMPTIONS  COULD  BE  INACCURATE,  AND
THEREFORE,  THERE  CAN  BE NO  ASSURANCE  THAT  THE  FORWARD-LOOKING  STATEMENTS
CONTAINED IN THE PRESS RELEASE WILL PROVE TO BE ACCURATE.

                     Lone Star Steakhouse & Saloon, Inc.
    Preliminary Unaudited Summary Financial Data for the First Quarter 2003
                   (In thousands except for per share amounts)

                                      Mar. 25,      Dec. 31,
                                        2003         2002
                                     ---------     --------
Current Assets:
 Cash and cash equivalents         $   74,792    $   65,369
 Other current assets                  20,668        21,702
                                     ---------     --------
                                       95,460        87,071
Property and equipment, net           334,842       338,735
Intangibles and other assets           48,816        47,507
                                     ---------     --------
                                   $  479,118    $  473,313
                                     =========     ========

Current liabilities                $   38,105    $   42,496
Noncurrent liabilities                 15,153        11,058
Stockholders' equity                  425,860       419,759
                                     ---------     --------
                                   $  479,118    $  473,313
                                     =========     ========

                                 For the first quarter ended
                                Mar. 25, 2003  Mar. 19, 2002(A)
                                 ------------  -------------
                                   12 Weeks        12 Weeks
                                   --------        --------
                                   $       %        $       %
                                --------  ----  --------  ----
Net Sales                       $144,478        $147,908
Costs and expenses:
 Costs of sales                   49,237  34.1    48,017  32.5
 Restaurant operating expenses    66,360  45.9    63,073  42.6
 Depreciation and amortization     5,288   3.7     5,893   4.0
                                  ------- ----   -------  ----
   Restaurant costs and expenses 120,885  83.7   116,983  79.1
                                  ------- ----   -------  ----
Restaurant operating income       23,593  16.3    30,925  20.9
General and administrative
 expenses                         10,046   7.0     9,967   6.8
Non-cash stock-based
 compensation                        393   0.3       809   0.5
                                 -------  ----    ------  ----
Earnings from operations          13,154   9.0    20,149  13.6
Other income                         118   0.1       383   0.3
                                 -------  ----  --------  ----
Earnings-continuing-before income
 taxes                            13,272   9.1    20,532  13.9
Provision for income taxes         4,542   3.1     7,813   5.3
                                 -------  ----    ------  ----

Earnings-continuing operations     8,730   6.0    12,719   8.6
Loss from discontinued
 operations - Net                                   (208) (0.1)
Cumulative effect of accounting
 change                                             (318) (0.2)
                                  -------  ----   -------  ----
Net earnings                    $  8,730   6.0   $12,193   8.3
                                  =======  ====   =======  ====

Basic earnings per share:
 Continuing operations              $0.41         $0.53
 Discontinued operations                          (0.01)
 Cumulative effect of accounting
 change                                           (0.02)
                                    -----         -----
Basic earnings per share            $0.41         $0.50
                                    =====         =====

Diluted earnings per share:
 Continuing operations              $0.36         $0.46
 Discontinued operations                          (0.01)
 Cumulative effect of accounting
 change                                           (0.01)
                                    -----         -----
Diluted earnings per share          $0.36         $0.44
                                    =====         =====

Average shares outstanding - Basic     21,059        24,198
Average shares outstanding - Diluted   24,299        27,562

Restaurants included at end of period     290           295
Comparable sales growth                  (2.3)%         0.6%

(A) Information for the quarter ended March 19, 2002 has been restated to reflect the change in accounting for stock-based compensation as previously described.